UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): March 22, 2005


                       CYGNI SYSTEMS CORPORATION
        (Exact name of registrant as specified in its charter)

                                Nevada
                       (State of Incorporation)

                             333-116045
                      (Commission File Number)

                             20-0909393
             (I.R.S. Employer Identification Number)


                    	   39 Woodstone Drive
               	     Winnipeg, Manitoba, R2E 0M5
    (Address of principal executive offices, including zip code)

                            (204) 295-8015
           (Registrant's telephone number, including area code)

                      303-167 Bannatyne Avenue
               	     Winnipeg, Manitoba, R3B 0R4
             (Former Address, if changed since last report)
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              INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.01 - Other Events

On March 22, 2005, pursuant to directors resolution, the Registrant changed its principal place of business. The Registrant's current principal place of business is now 39 Woodstone Drive, Winnipeg, Manitoba, R2E 0M5.
The Registrant's telephone number did not change and remains as
(204) 295-8015.


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CYGNI SYSTEMS CORPORATION
                            (Registrant)

                           /s/ Kim Friesen
                               Kim Friesen
                               President, Chief Executive
		               Officer, Chief Financial Officer,
			       Principal Accounting Officer,
			       a member of the Board of Directors

Dated this 23rd day of March, 2005.